SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                December 3, 2007

                             UNIVERSAL TRAVEL GROUP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                         000-51516                     90-0296536
    ------                         ---------                     ----------
    State of                       Commission                    IRS Employer
    Incorporation                  File Number                   I.D. Number

       Shennan Road, Hualian Center Room 301 - 309, Shenzhen, PR of China
       ------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (646) 200-6314
                                 --------------
                         (Registrant's telephone number)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Acquisition of Tianjin Golden Dragon International Travel Service Co., Ltd.

      On December 3, 2007, Universal Travel Group (the "Registrant") and its indirect wholly owned subsidiary, Shenzhen Yu Zhi Lu Aviation Service Company Limited ("YZL") (YZL is wholly owned by Full Power Enterprise Global Limited, a British Virgin Island corporation and a wholly own subsidiary of the Registrant), consummated that certain Share Exchange Agreement, dated October 17, 2007, among the Registrant, YZL, Tianjin Golden Dragon International Travel Service Co., Ltd., a Tianjin Corporation in China ("TGD"), and the shareholders of TGD (the "Shareholders") (the "Share Exchange Agreement"), pursuant to which YZL acquired 90% of the outstanding capital stock of TGD. As a result of the Share Exchange Agreement, TGD became a wholly owned subsidiary of YZL, and the Registrant, in turn, became the indirect owner of TGD.

About Tianjin Golden Dragon International Travel Service Co., Ltd.

      Forward Looking Statements.

      The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Registrant's capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "expect," "plan," "intend," "anticipate," "believe," estimate," "predict," "potential" or "continue," the negative of such terms or other comparable terminology. Actual events or results may differ materially from the forward looking statements contained herein. The Registrant disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements.

      TGD, organized under the laws of China, was established in 1995. It specializes in domestic and international tour packaging. TGD offers several specialized package tours to Hunan, Changsha, Shaoshan, Kunming, Dali and Lijiang. The company also organizes tour packages for holidays and special events, such as an Olympics tour in support of the 2008 Games, "Wedding Tours" to celebrate honeymoons and "Parents' Tours" designed for families to travel together. TGD has garnered nationwide recognition for its unique tourist products, namely its branded "Parents' Tour," which has served more than 100,000 people since its introduction. In 2006, TGD served more than 150,000 customers and was ranked twenty-ninth in revenue in the Chinese travel industry.

Item 2.03. Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

      Pursuant to the Share Exchange Agreement, on December 3, 2007, in partial consideration for the transfer and sale of 90% of the outstanding capital stock of TGD to YZL, the Registrant issued to the Shareholders the interest-free Promissory Notes in aggregate principal amount of $3,600,000, payable in two installments of $2,163,800 and $1,436,200, to be made on December 3, 2008, and December 3, 2009, respectively, and which contain customary terms and conditions. This summary of such Promissory Notes is qualified in its entirety by reference to the form of Promissory Note filed as Exhibit 4.1 to this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities.

      On December 3, 2007, pursuant to the Share Exchange Agreement, in exchange for 90% of the outstanding capital stock of TGD, the Registrant issued to the Shareholders an aggregate of 1,053,800 shares of the Registrant's common stock, which were divided proportionally among the Shareholders in accordance with their respective ownership interests in TGD immediately before the closing of the Share Exchange Agreement.

      The shares of the Registrant's common stock were issued to the Shareholders without registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

      The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the Shareholders. Specifically, (1) the Registrant has determined that the Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant's securities; (2) the Shareholders have advised the Registrant that they are able to bear the economic risk of purchasing the Registrant's common stock; (3) the Registrant has provided the Shareholders with access to the type of information normally provided in a prospectus; and (4) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

      In addition, the shares of the Registrant's common stock were issued to the Shareholders without registration under Section 5 of the Securities Act, in reliance on the exemption from registration contained in Regulation S under the Securities Act.

      The Registrant, which is located in the United States, believes that the issuance of its common stock to the Shareholders (the "Offshore Shareholders") constituted an offshore transaction. Each of the Offshore Shareholders is a resident of China. At the time the Registrant offered to issue its shares to the Offshore Shareholders, each of the Offshore Shareholders was located in China. Furthermore, at the time the Registrant issued its common stock to the Offshore Shareholders, the Registrant reasonably believed that each of the Offshore Shareholders was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act with respect to the issuances to the Offshore Shareholders.

Item 7.01.  Regulation FD Disclosure.

      On December 3, 2007, the Registrant issued a press release announcing the consummation of the acquisition of TGD. A copy of that press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired.

      The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than seventy-one days after the date hereof.

      (b) Pro Forma Financial Information.

      The financial statements required by this Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than seventy-one days after the date hereof.

      (c) Exhibits

      4.1   Form of Promissory Note of Universal Travel Group

      99.1  Press Release Announcing TGD Acquisition.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer